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                                                                  EXHIBIT 10.181

                               [TFC TEXTRON LOGO]


TEXTRON FINANCIAL CORPORATION                      Commerce Center
Subsidiary of Textron  Inc.                        333 East River Dr. Suite #305
                                                   E. Hartford, CT  06108
                                                   Telephone: (860) 282-7776
                                                   Fax:       (860) 282-9053


                                October 15, 1999



Steamboat Suites, Inc.
4310 Paradise Road
Las Vegas, Nevada 89109

         RE:  AMENDMENT TO GENERAL LOAN AND SECURITY AGREEMENT
              INVENTORY ADVANCE

Gentlemen:

         Reference is made to that certain Inventory Loan in the original principal amount of Five Million Dollars ($5,000,000.00) (the "Inventory Loan") from Textron Financial Corporation (the "Lender") to Steamboat Suites, Inc. (the "Borrower"), pursuant to that certain General Loan and Security Agreement dated October 5, 1994, as amended on February 27, 1995, November 30, 1995 and November 29, 1996 (the "Loan Agreement"). Reference is further made to letter amendment dated September 23,1996 wherein a one time Inventory Advance was extended to Borrower and letter amendment dated December 10, 1997 wherein a second one-time Inventory Advance was extended to Borrower.

         Each capitalized term used herein, but not otherwise defined herein, shall have the meaning ascribed to such term in the Loan Agreement. Each of the documents executed and delivered in connection with the Loan is collectively referred to herein as the "Loan Documents".

         The Borrower has requested the Lender, and Lender has agreed, to amend the Inventory Loan under the Loan Agreement as hereinafter provided in this letter agreement. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1. Section 2.1(b) of the Loan Agreement, which presently provides Borrower may not re-borrow previously paid Inventory Advances and
         Section 1.1, Inventory


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         Termination Date in which no Inventory Advance was to be made after certain events including May 1, 1996 are hereby amended to provide that a third "one-time" Inventory Advance in the principal amount of $1,357,086 may be made by Lender to Borrower in accordance with the other terms and conditions of the Loan Agreement, such Advance to occur not later than October 20, 1999. Upon the issuance of such Advance, the principal balance outstanding under the Inventory Loan shall be $2,200,000. The Inventory Promissory Note, the Inventory Deed of Trust and other documents shall continue to secure the Inventory Loan. In addition, the undersigned hereby confirm and represent that the Collateral pledged for the Loan has a Fair Market Value sufficient to continue to secure and repay the Loan.

         2. The "Inventory Maturity Date" as defined in the Loan Agreement shall be amended to be December 31, 1999 or upon execution of a new inventory loan as contemplated by a commitment letter dated October 12, 1999, whichever occurs sooner. All other terms of the Loan Agreement, Inventory Deed of Trust and Inventory Promissory Note shall remain in full force and effect.

         3. Each of the other Loan Documents is hereby amended so that (i) all references in such Loan Document to the "Agreement" shall mean the Loan Agreement, as amended to date and (ii) all references in such Loan document, to that Loan Document or to any of the other Loan Documents shall mean the Loan Document or such other Loan Documents as amended to date.

         4. Borrower shall pay to Lender the reasonable fees, expenses and disbursements of Lender preparing or reviewing this letter agreement or otherwise representing Lender in connection with any matters relating to the Loan Agreement or this letter agreement.

         5. Borrower and the undersigned Guarantors hereby ratify and affirm in all respects each and every representation, warranty, covenant, condition, term and agreement set forth in the Loan Agreement, except as the Loan Agreement has been expressly amended by this letter agreement. Borrower hereby confirms that the Loan Agreement and each of the other Loan Documents are in full force and effect as of the date hereof. Each of the Guarantors hereby confirm that each respective Guaranty Agreement and Subordination Agreement is in full force and effect as of the date hereof.

         6.  The effective date of this letter agreement is October 15, 1999.

         7. This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original without the production of any other counterpart and all of which taken together shall constitute but one and the same instrument. This letter agreement shall also be effective upon exchange and receipt of facsimile signatures on such counterparts.


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         Kindly acknowledge your agreement with and acceptance of the terms and conditions of this letter agreement by signing in the appropriate space below.


                                        Very truly yours,

                                        TEXTRON FINANCIAL CORPORATION


                                        By:
                                            -----------------------------------
                                        Its:
                                             ----------------------------------

                                        EACH OF THE UNDERSIGNED HEREBY
                                        AGREES WITH AND ACCEPTS THE
                                        TERMS AND CONDITIONS OF THE
                                        LETTER AGREEMENT DATED AS OF
                                        OCTOBER 15, 1999


Witness:                                STEAMBOAT SUITES, INC.


                                        By:   /s/ Charles G. Baltuskonis
                                            -----------------------------------
        /s/ Kris Demman                 Its:  Vice President
-------------------------------              ----------------------------------

                                                     GUARANTORS:

                                        PREFERRED EQUITIES CORPORATION


                                        By:   /s/ Charles G. Baltuskonis
                                            -----------------------------------
        /s/ Kris Demman                 Its:  Vice President & CAO
-------------------------------              ----------------------------------

                                                     MEGO FINANCIAL CORP.


                                        By:   /s/ Charles G. Baltuskonis
                                            -----------------------------------
        /s/ Kris Demman                 Its:  Vice President & CAO
-------------------------------              ----------------------------------



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